SEI INSTITUTIONAL INVESTMENTS TRUST

Real Return Plus Fund

Supplement Dated June 14, 2007
to the Class A Shares Prospectus Dated December 10, 2006

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

At a meeting held on May 9, 2007, the Board of Trustees of SEI Institutional Investments Trust approved a change in distribution for the Real Return Plus Fund from monthly to annually.

Accordingly, the first paragraph under the sub-section entitled "Dividends and Distributions" on page 27 is hereby deleted and replaced with the following:

The Global Managed Volatility Fund distributes its investment income annually, as dividends to shareholders. The Real Return Plus Fund distributes its investment income annually. The Enhanced Income Fund distributes its investment income quarterly. The Funds make distributions of capital gains, if any, at least annually.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE